(ICON)

Prudential
World
Fund, Inc.
---------------
Global Series

SEMI
ANNUAL
REPORT

April 30, 1999

(LOGO)

Prudential World Fund, Inc.
Global Series

Performance At A Glance
During our reporting period, investors began to believe that the global economy was recovering. Around the world, stock markets bounced back from their steep drops of the summer of 1998 to register substantial gains. Prudential World Fund--Global Series beat even the strong return of the Lipper Average, helped by the excellent performance of our U.K. holdings and by our global focus on telecommunications and technology stocks.

Cumulative Total Returns1                        As of 4/30/99
                  Six     One      Five       Ten      Since
                 Months   Year     Years     Years   Inception2
Class A          22.73%   11.74%   84.53%     N/A     154.03%
Class B          22.30    10.89    78.23    152.38%   565.09
Class C          22.31    10.89     N/A       N/A      73.72
Class Z          22.86    12.02     N/A       N/A      58.58
Lipper Global
Fund Avg.3       19.65     6.99    91.01    192.92      ***

Average Annual Total Returns1                    As of 3/31/99
             One     Five    Ten       Since
             Year    Years   Years   Inception2
Class A      3.73%   11.35%   N/A      9.51%
Class B      3.39    11.60   9.27%    13.23
Class C      6.31     N/A     N/A     11.24
Class Z      9.42     N/A     N/A     14.40

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years.
Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase.
Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, 1/22/90; Class B, 5/15/84; Class
C, 8/1/94; Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Global Fund category.

*** Lipper Since Inception returns are 167.00% for Class A,
702.58% for Class B, 88.52% for Class C, and 57.76% for
Class Z, based on all funds in each share class.

How Investments Compared
(As of 4/30/99)
(GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different-- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Managers' Report

(PHOTO)    (PHOTO)    (PHOTO)
Daniel J. Duane, Ingrid Holm, and
Michelle Picker--Fund Managers


Investment Goals and Style
The Prudential World Fund--Global Series invests in U.S.
and foreign stocks. We study cultural, social, and demographic forces looking for growth industries--preferably ones we have seen develop in another part of the world. We try to buy strong companies in these industries when their earnings growth potential has not been fully priced by local stock markets. Because it invests globally, the Series is subject to the special risks associated with foreign investments, including currency, political and social risks, and illiquidity. There can be no assurance that the Series will achieve its investment objective.

Performance Review
Defensiveness helped, then hurt

As our reporting period began, we had a defensive focus on Continental Europe and telecommunications stocks. The global markets had just begun to bounce back from a steep slide triggered by a Russian debt default. Over the six months, investors began to regain confidence. By the end of the period, they had pushed markets up sharply and had broadened their interests to include the neglected industrial companies that benefit from global economic growth. We had a strong showing in the first half of our period when our defensiveness fit investors' preferences. We were hurt toward the end of the period as other investors became optimistic. Although we had expected a resurgent desire to participate in the Asian economic recovery, it came sooner than we thought it would. Moreover, cyclical stocks took off. We have increased our holdings in the basic materials sector and added (after the end of the period) airlines in the Pacific--
Quantas and Singapore Air--to participate more fully in the Asian recovery.We selected well in the United Kingdom

Our U.K. stocks performed particularly well. They include two of our largest holdings: Hays PLC and Vodafone. We bought Hays as a paradigm of our outsourcing theme. It offers an array of business services in the United Kingdom and on the European Continent, including the delivery of industrial products and the provision of both permanent and temporary technical staff.
It returned 41% for the half year. Vodafone is a wireless telecommunications provider that is moving toward global service. Its shares rose 23% during the six-month period.

Another of our substantial outsourcing investments in the United Kingdom is GKN, an engineering firm that makes auto parts and also rents out industrial shipping pallets. For its customers, renting pallets offers many of the same advantages as renting trucks: storage and return to origin are problems that are more easily solved by a specialized company with many customers. It is a very profitable business. GKN stock returned 59% for the reporting period.

We also had an excellent return (35% for the reporting period) on Bank of Scotland.

Our telecommunications and technology strategy worked
In addition to Vodafone, Nokia--the Finland-based telecommunications equipment company--is among our largest positions. It also had a very strong return.
Nokia is a leading equipment provider in the growing mobile telecommunications industry.

Our U.S.-based technology and telecommunications companies also had strong returns. Our largest holding at period end was PMC-Sierra, a telecommunications chip maker. It returned
61% during the reporting period. Our telephone and cable service providers--MCI WorldCom and Time Warner--had less outstanding, but nonetheless very substantial, gains over our reporting period.

Looking Ahead
Good buying opportunities in the United States

We believe the recent changes in market preference have gotten ahead of economic developments. The Asian economies that are recovering are small, while Japan is only beginning its very long and difficult process of restructuring. Cyclical (economically sensitive) stock prices may have outrun the ability of their companies to increase profits, as a rising dollar will make it hard to charge more for commodities that are priced in dollars. Some growth stocks had become too expensive, but 1999's reversal between cyclical and growth stocks may now create good buying opportunities.
We are trimming our exposure to the very largest U.S. companies in favor of slightly smaller companies with more room for earnings growth and more reasonable share prices. The long-term prospects of U.S. growth companies are still very good, particularly the telecommunications, outsourcing, consumer banks, and technology companies we have favored.

Portfolio Composition
Countries expressed as a percentage of net assets as of 4/30/99

United States          43%
Continental Europe     29
United Kingdom         13
Japan                   9
Australia               4
Cash & Equivalents      2


Five Largest Holdings
Expressed as a percentage of net assets as of 4/30/99

PMC-Sierra                     3.2%
Electronic Components
Time Warner                    3.1
Broadcasting
Hays PLC                       2.7
Business & Public Services
Vodafone Group PLC             2.6
Telecommunications
Texas Instruments              2.5
Electronic Components

A Message to Our Shareholders                           June 18, 1999

(PHOTO)


Dear Shareholder:
In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies, and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments.
The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, but they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential World Fund, Inc.--Global Series

Portfolio of Investments as           PRUDENTIAL WORLD FUND, INC.
of April 30, 1999 (Unaudited)         GLOBAL SERIES
------------------------------------------------------------

                                                      Value
Shares      Description                             (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--98.4%
COMMON STOCKS--98.1%
------------------------------------------------------------
Australia--4.5%
 307,600    Brambles Industries, Ltd.             $   9,033,363
 892,950    Broken Hill Proprietary Co., Ltd.        10,088,996
 575,000    Commonwealth Bank of Australia           10,463,299
                                                  -------------
                                                     29,585,658
------------------------------------------------------------
Finland--2.4%
 201,790    Nokia Oyj (AB)                           15,568,487
------------------------------------------------------------
France--8.1%
  55,000    Axa SA                                    7,108,130
  83,160    Elf Aquitaine SA                         12,928,653
  67,600    Lafarge SA                                6,577,426
  42,315    Legrand SA                               10,114,031
  47,775    Suez Lyonnaise des Eaux SA                8,134,822
  47,050    Thomson-CSF SA                            1,542,563
  29,600    Vivendi SA                                6,921,527
                                                  -------------
                                                     53,327,152
------------------------------------------------------------
Germany--2.7%
  87,062    Mannesmann AG                            11,472,767
 296,000    Thyssen Krupp AG                          6,480,127
                                                  -------------
                                                     17,952,894
------------------------------------------------------------
Ireland--2.1%
 702,240    Bank of Ireland                          14,038,159
------------------------------------------------------------
Italy--3.9%
1,190,700   Telecom Italia SpA                       12,680,994
2,486,285   Unicredito Italiano SpA                  12,621,577
                                                  -------------
                                                     25,302,571
Japan--9.0%
 575,000    Fujitsu, Ltd.                         $   9,858,520
 194,000    Honda Motor Co., Ltd.                     8,555,355
     911    Nippon Telegraph & Telephone Corp.        9,929,156
     168    NTT Mobile Communications                 9,859,568
 945,000    Olympus Optical Co., Ltd.                11,630,769
 110,000    Takefuji Corp.                            9,130,161
                                                  -------------
                                                     58,963,529
------------------------------------------------------------
Netherlands--1.7%
 183,750    ING Groep N.V.                           11,329,673
------------------------------------------------------------
Spain--3.2%
 508,031    Banco Santander Central Hispano SA       11,046,766
 212,932    Telefonica de Espana SA                   9,987,482
                                                  -------------
                                                     21,034,248
------------------------------------------------------------
Sweden--5.0%
 139,965    Hennes & Mauritz AB, Ser. B              12,086,012
1,730,400   Nordbanken Holding AB                    10,893,102
 241,000    Skanska AB, Ser. B                        9,575,078
                                                  -------------
                                                     32,554,192
------------------------------------------------------------
United Kingdom--12.7%
 746,586    Bank of Scotland                         11,142,465
 897,000    Canary Wharf Finance PLC(a)               5,513,617
 142,700    Energis PLC(a)                            3,740,805
 620,760    GKN PLC                                  10,592,356
1,611,330   Hays PLC                                 17,880,805
 306,900    Imperial Chemical Industries PLC          3,331,610
1,721,160   Invensys PLC                              8,747,054
 306,900    Rio Tinto PLC                             5,355,254
 938,565    Vodafone Group PLC                       17,283,166
                                                  -------------
                                                     83,587,132

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as           PRUDENTIAL WORLD FUND, INC.
of April 30, 1999 (Unaudited)         GLOBAL SERIES
------------------------------------------------------------

                                                      Value
Shares      Description                             (Note 1)
------------------------------------------------------------
United States--42.8%
  64,000    Alcoa Inc.                            $   3,984,000
  88,550    Cisco Systems, Inc.(a)                   10,100,234
 155,600    Citigroup, Inc.                          11,708,900
 149,300    Computer Sciences Corp.(a)                8,892,681
 251,700    Disney (Walt) Co.                         7,991,475
  51,100    Du Pont (E.I.) de Nemours & Co.           3,608,938
 219,200    Electronic Arts, Inc.(a)                 11,138,100
 319,300    Fox Entertainment Group, Inc.,
               Class A(a)                             8,182,063
 357,450    Hasbro, Inc.                             12,197,981
 151,200    MCI WorldCom, Inc.(a)                    12,426,750
 197,800    Mead Corp.                                8,270,512
 180,100    Microsoft Corp.(a)                       14,644,381
 395,650    Office Depot, Inc.(a)                     8,704,300
  78,000    Omnicom Group, Inc.                       5,655,000
 321,500    Oracle Corp.(a)                           8,700,594
  33,000    Pfizer, Inc.                              3,797,063
 218,700    PMC-Sierra, Inc.(a)                      20,967,862
 157,100    Promus Hotel Corp.(a)                     5,655,600
 226,300    Safeway, Inc.(a)                         12,206,056
 143,400    SCI Systems, Inc.(a)                      5,458,163
 222,700    Seagate Technology, Inc.(a)               6,207,763
 246,200    Solectron Corp.(a)                       11,940,700
 160,600    Texas Instruments, Inc.                  16,401,275
 292,600    Time Warner, Inc.                        20,482,000
 261,100    USA Networks, Inc.(a)                     9,758,612
  78,400    USX-U.S. Steel Group                      2,371,600
 223,900    Waste Management, Inc.                   12,650,350
 280,300    Wells Fargo Co.                          12,105,456
 199,800    Wendys International, Inc.                5,407,088
                                                  -------------
                                                    281,615,497
            Total common stocks
               (cost US$411,319,766)                644,859,192
                                                  -------------
PREFERRED STOCKS--0.1%
------------------------------------------------------------
Thailand
1,430,000   Siam Commercial Bank Co., Ltd.
               5.25% (cost US$4)                  $     635,984
WARRANTS--0.2%
   ------------------------------------------------------------
Thailand
1,430,000   Siam Commercial Bank Co., Ltd.
               expiring 5/10/02 @THB29.46
               (cost US$1,008,523)                    1,580,324
RIGHTS
   ------------------------------------------------------------
Spain
 212,932    Telefonica de Espana SA
               expiring 5/20/99                         198,173
                                                  -------------
            Total long-term investments
               (cost US$412,328,293)                647,273,673
                                                  -------------
------------------------------------------------------------
Principal
Amount
(000)
SHORT-TERM INVESTMENT--0.9%
   ------------------------------------------------------------
Repurchase Agreement
  $5,758    Joint Repurchase Agreement Account,
               4.90%, 5/3/99
               (cost US$5,758,000; Note 5)            5,758,000
                                                  -------------
------------------------------------------------------------
Total Investments--99.3%
            (cost US$418,086,293)                   653,031,673
            Other assets in excess of
               liabilities--0.7%                      4,408,543
                                                  -------------
            Net Assets--100%                      $ 657,440,216
                                                  -------------
                                                  -------------

---------------
(a) Non-income producing security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

PRUDENTIAL WORLD FUND, INC.
GLOBAL SERIES
Portfolio of Investments as of April 30, 1999 (Unaudited)
------------------------------------------------------------
The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of April 30, 1999 was as follows:

Banking...............................................   14.5%
Telecommunications....................................   13.9
Electronic Components.................................    8.3
Computer Software & Services..........................    8.1
Retail................................................    5.0
Electrical & Electronics..............................    5.0
Broadcasting & Publishing.............................    4.4
Machinery & Engineering...............................    4.1
Business & Public Services............................    4.1
Building & Construction...............................    3.7
Finance...............................................    3.2
Automobiles & Auto Parts..............................    2.9
Mineral Resources.....................................    2.3
Leisure & Tourism.....................................    2.1
Oil & Gas Exploration/Production......................    2.0
Toy Manufacturer......................................    1.9
Waste Management......................................    1.9
Media & Communications................................    1.5
Paper & Forest Products...............................    1.3
Insurance.............................................    1.1
Chemicals.............................................    1.1
Metals................................................    1.0
Diversified Industries................................    1.0
Repurchase Agreement..................................    0.9
Computer Hardware.....................................    0.9
Advertising...........................................    0.9
Restaurants...........................................    0.8
Real Estate...........................................    0.8
Drugs & Medical Supplies..............................    0.6
                                                        -----
                                                         99.3
Other assets in excess of liabilities.................    0.7
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities      PRUDENTIAL WORLD FUND, INC.
(Unaudited)                              GLOBAL SERIES
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1999
Investments, at value (cost US$418,086,293).................................................................       $653,031,673
Foreign currency, at value (cost US$9,215,585)..............................................................          9,096,855
Cash........................................................................................................            137,617
Receivable for Series shares sold...........................................................................          2,606,899
Dividends and interest receivable...........................................................................            966,561
Forward currency contracts - amount receivable from counterparties..........................................            542,887
Receivable for investments sold.............................................................................            524,154
Deferred expenses and other assets..........................................................................              8,071
                                                                                                                  --------------
   Total assets.............................................................................................        666,914,717
                                                                                                                  --------------
Liabilities
Payable for Series shares reacquired........................................................................          4,328,695
Payable for investments purchased...........................................................................          3,968,714
Accrued expenses............................................................................................            442,598
Management fee payable......................................................................................            402,320
Distribution fee payable....................................................................................            297,736
Withholding taxes payable...................................................................................             34,438
                                                                                                                  --------------
   Total liabilities........................................................................................          9,474,501
                                                                                                                  --------------
Net Assets..................................................................................................       $657,440,216
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................       $    355,765
   Paid-in capital in excess of par.........................................................................        402,630,943
                                                                                                                  --------------
                                                                                                                    402,986,708
   Accumulated net investment loss..........................................................................        (19,885,248)
   Undistributed net realized gain on investments...........................................................         39,012,556
   Net unrealized appreciation on investments and foreign currencies........................................        235,326,200
                                                                                                                  --------------
Net assets, April 30, 1999..................................................................................       $657,440,216
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($302,603,607 / 15,945,563 shares of common stock issued and outstanding).............................             $18.98
   Maximum sales charge (5% of offering price)..............................................................               1.00
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $19.98
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($300,855,167 / 16,759,576 shares of common stock issued and outstanding).............................             $17.95
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($11,330,537 / 631,116 shares of common stock issued and outstanding).................................             $17.95
   Sales charge (1% of offering price)......................................................................                .18
                                                                                                                  --------------
   Offering price to public.................................................................................             $18.13
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($42,650,905 / 2,240,245 shares of common stock issued and outstanding)...............................             $19.04
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL WORLD FUND, INC.
GLOBAL SERIES
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                    Ended
Net Investment Income                           April 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $177,237).....................    $  1,807,052
   Interest..................................         386,973
                                                --------------
      Total income...........................       2,194,025
                                                --------------
Expenses
   Management fee............................       2,343,777
   Distribution fee--Class A.................         351,580
   Distribution fee--Class B.................       1,349,359
   Distribution fee--Class C.................          56,172
   Transfer agent's fees and expenses........         752,000
   Custodian's fees and expenses.............         193,000
   Reports to shareholders...................          74,000
   Registration fees.........................          36,000
   Audit fee and expenses....................          17,000
   Directors' fees...........................          15,000
   Legal fees and expenses...................          10,000
   Insurance expense.........................           5,000
   Miscellaneous.............................           3,464
                                                --------------
      Total operating expenses...............       5,206,352
   Loan interest expense.....................             375
                                                --------------
      Total expenses.........................       5,206,727
                                                --------------
Net investment loss..........................      (3,012,702)
                                                --------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions...................      35,764,801
   Foreign currency transactions.............      (3,227,593)
                                                --------------
                                                   32,537,208
                                                --------------
Net change in unrealized appreciation on:
   Investments...............................      94,006,171
   Foreign currencies........................       2,922,349
                                                --------------
                                                   96,928,520
                                                --------------
Net gain on investments and foreign
   currencies................................     129,465,728
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................    $126,453,026
                                                --------------
                                                --------------

PRUDENTIAL WORLD FUND, INC.
GLOBAL SERIES
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                      Ended         Year Ended
Increase (Decrease)                 April 30,       October 31,
in Net Assets                         1999             1998
Operations
   Net investment loss..........  $  (3,012,702)   $  (2,947,446)
   Net realized gain on
      investment and foreign
      currency transactions.....     32,537,208       34,606,439
   Net change in unrealized
      appreciation on
      investments and foreign
      currencies................     96,928,520        2,818,125
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................    126,453,026       34,477,118
                                  -------------    -------------
Dividends and distributions
   (Note 1)
   Distributions in excess of
      net investment income
      Class A...................     (2,174,019)      (1,600,133)
      Class B...................       (347,322)        (202,372)
      Class C...................         (6,461)            (786)
      Class Z...................       (394,708)        (393,824)
                                  -------------    -------------
                                     (2,922,510)      (2,197,115)
                                  -------------    -------------
   Distributions from net
      realized capital gains
      Class A...................     (9,316,805)     (26,120,391)
      Class B...................    (10,421,104)     (35,471,585)
      Class C...................       (387,651)      (1,046,952)
      Class Z...................     (1,315,694)      (4,423,383)
                                  -------------    -------------
                                    (21,441,254)     (67,062,311)
                                  -------------    -------------
Series share transactions (net
   of share conversions) (Note
   7)
   Proceeds from shares sold....    231,373,212      423,854,618
   Net asset value of shares
      issued in reinvestment of
      distributions.............     23,377,927       66,072,062
   Cost of shares reacquired....   (271,702,512)    (530,585,329)
                                  -------------    -------------
Net decrease in net assets from
   Series share transactions....    (16,951,373)     (40,658,649)
                                  -------------    -------------
Total increase (decrease).......     85,137,889      (75,440,957)
Net Assets
Beginning of period.............    572,302,327      647,743,284
                                  -------------    -------------
End of period...................  $ 657,440,216    $ 572,302,327
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                                PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements (Unaudited)       GLOBAL SERIES
--------------------------------------------------------------------------------
Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of two series: the Global Series and the International Stock Series. The Global Series (the 'Series') commenced investment operations in May, 1984. The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.
Securities Valuation: Securities traded on an exchange (whether domestic or foreign) and NASDAQ National Market System Securities are valued at the last sales price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.
Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
--------------------------------------------------------------------------------
                                       8

                                                 PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements (Unaudited)        GLOBAL SERIES
--------------------------------------------------------------------------------
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase net investment loss by $4,916,937, decrease accumulated net realized gain on investments by $6,673,838 and increase paid-in capital by $11,590,775 for realized foreign currency losses and for redemptions utilized as distributions for federal income tax purposes during the six months ended April 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Series. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Series.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.
Pursuant to the Class A Plan, the Series compensates PIMS with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PIMS for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .93 of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the six months ended April 30, 1999. PIMS have advised the Series that they received approximately $50,500 and $2,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended April 30, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PIMS have advised the Series that during the six months ended April 30, 1999, they received approximately $280,800 and $1,300 in contingent
--------------------------------------------------------------------------------
                                       9

                                                 PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements (Unaudited)        GLOBAL SERIES
--------------------------------------------------------------------------------
deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.
PIFM, PIC amd PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended April 30, 1999, the Series incurred fees of approximately $623,200 for the services of PMFS. As of April 30, 1999, approximately $104,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1999 were $205,304,035 and $203,877,271, respectively.
The United States federal income tax basis of the Series' investments at April 30, 1999 was $430,379,251 and, accordingly, net unrealized appreciation for federal income tax purposes was $222,652,422 (gross unrealized appreciation--$230,919,270; gross unrealized depreciation--$8,266,848).
At April 30, 1999, the Fund had outstanding forward currency contracts, to sell foreign currencies, as follows:

                             Value at
Foreign Currency          Settlement Date       Current
 Sale Contracts             Receivable           Value        Appreciation
----------------------    ---------------     -----------     -------------
Euro,
 expiring 6/28/99.....      $30,252,248       $30,153,934       $  98,314
Japanese Yen,
 expiring
 6/24/99-9/17/99......       13,626,666        13,182,093         444,573
                                                              -------------
                                                                $ 542,887
                                                              -------------
                                                              -------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 1999, the Series had a 1.01% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $5,758,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., Inc., 4.90%, in the principal amount of $150,000,000, repurchase price $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,641,618.
Merrill Lynch, Pierce, Fenner & Smith, Inc., 4.90%, in the principal amount of $121,448,000, repurchase price $121,497,591, due 5/3/99. The value of the collateral including accrued interest was $123,877,485.
Salomon Smith Barney, Inc., 4.90%, in the principal amount of $150,000,000, repurchase price $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,037,359.
Warburg Dillon Read LLC, 4.90%, in the principal amount of $150,000,000, repurchase price $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,001,025.
------------------------------------------------------------
Note 6. Borrowings
As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement
(SCA) with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was 0.055 of 1% on the unused portion of the credit facility. The purpose of the agreements is to serve as an alternative source of funding for capital share redemption.
The Series utilized the line of credit during the six months ended April 30, 1999. The average daily balance the Series had outstanding during the year was approximately $14,182 at a weighted average interest rate of approximately 5.34%.
------------------------------------------------------------
Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November
--------------------------------------------------------------------------------
                                       10

                                                  PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements (Unaudited)         GLOBAL SERIES
--------------------------------------------------------------------------------
2, 1998, Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.
Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
---------------------------------  -----------    ---------------
Six months ended April 30, 1999:
Shares sold......................    6,348,161    $   112,655,362
Shares issued in reinvestment of
  distributions..................      666,308         10,960,764
Shares reacquired................   (7,084,947)      (126,367,193)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................      (70,478)        (2,751,067)
Shares issued upon conversion
  from Class B...................      482,904          8,627,884
                                   -----------    ---------------
Net increase in shares
  outstanding....................      412,426    $     5,876,817
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................   10,859,321    $   181,121,938
Shares issued in reinvestment of
  distributions..................    1,785,945         26,321,425
Shares reacquired................  (13,130,954)      (219,688,490)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................     (485,688)       (12,245,127)
Shares issued upon conversion
  from Class B...................    1,078,095         18,014,302
                                   -----------    ---------------
Net increase in shares
  outstanding....................      592,407    $     5,769,175
                                   -----------    ---------------
                                   -----------    ---------------
Class B
---------------------------------
Six months ended April 30, 1999:
Shares sold......................    4,254,558    $    71,789,588
Shares issued in reinvestment of
  distributions..................      661,620         10,321,280
Shares reacquired................   (5,615,781)       (94,849,316)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................     (699,603)       (12,738,448)
Shares reacquired upon conversion
  into Class A...................     (510,781)        (8,627,884)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................   (1,210,384)   $   (21,366,332)
                                   -----------    ---------------
                                   -----------    ---------------
Class B                              Shares           Amount
---------------------------------  -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    9,903,606    $   155,002,590
Shares issued in reinvestment of
  distributions..................    2,422,180         33,924,667
Shares reacquired................  (13,616,672)      (212,628,656)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (1,290,886)       (23,701,399)
Shares reacquired upon conversion
  into Class A...................   (1,137,864)       (18,014,302)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................   (2,428,750)   $   (41,715,701)
                                   -----------    ---------------
                                   -----------    ---------------
Class C
---------------------------------
Six months ended April 30, 1999:
Shares sold......................    1,449,065    $    24,353,163
Shares issued in reinvestment of
  distributions..................       24,783            386,616
Shares reacquired................   (1,544,428)       (26,042,376)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................      (70,580)   $    (1,302,597)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    2,738,671    $    42,979,629
Shares issued in reinvestment of
  distributions..................       73,474          1,028,570
Shares reacquired................   (2,734,648)       (43,156,490)
                                   -----------    ---------------
Net increase in shares
  outstanding....................       77,497    $       851,709
                                   -----------    ---------------
                                   -----------    ---------------
Class Z
---------------------------------
Six months ended April 30, 1999:
Shares sold......................    1,263,662    $    22,575,099
Shares issued in reinvestment of
  distributions..................      103,655          1,709,267
Shares reacquired................   (1,366,134)       (24,443,627)
                                   -----------    ---------------
Net increase in shares
  outstanding....................        1,183    $      (159,261)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    2,663,009    $    44,750,461
Shares issued in reinvestment of
  distributions..................      324,879          4,797,400
Shares reacquired................   (3,307,909)       (55,111,693)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (320,021)   $    (5,563,832)
                                   -----------    ---------------
                                   -----------    ---------------

--------------------------------------------------------------------------------
                                       11

                                            PRUDENTIAL WORLD FUND, INC.
Financial Highlights (Unaudited)            GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                                   Class A
                                                  --------------------------------------------------------------------------
                                                  Six Months
                                                    Ended                          Year Ended October 31,
                                                  April 30,      -----------------------------------------------------------
                                                     1999        1998(a)        1997         1996       1995(a)      1994(a)
                                                  ----------     --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $  16.16      $  17.27     $  16.62     $  15.52     $  14.89     $ 13.17
                                                  ----------     --------     --------     --------     --------     -------
Income from investment operations
Net investment income (loss)..................         (.05)         (.02)        (.01)       --             .01        (.04)
Net realized and unrealized gain on investment
   and foreign currency transactions..........         3.61           .82         1.96         1.83          .81        1.76
                                                  ----------     --------     --------     --------     --------     -------
   Total from investment operations...........         3.56           .80         1.95         1.83          .82        1.72
                                                  ----------     --------     --------     --------     --------     -------
Less distributions
Distributions in excess of net investment
   income.....................................         (.14)         (.11)        (.05)       --           --          --
Distributions from net realized capital
   gains......................................         (.60)        (1.80)       (1.25)        (.73)        (.19)      --
                                                  ----------     --------     --------     --------     --------     -------
   Total distributions........................         (.74)        (1.91)       (1.30)        (.73)        (.19)      --
                                                  ----------     --------     --------     --------     --------     -------
Net asset value, end of period................     $  18.98      $  16.16     $  17.27     $  16.62     $  15.52     $ 14.89
                                                  ----------     --------     --------     --------     --------     -------
                                                  ----------     --------     --------     --------     --------     -------
TOTAL RETURN(b):..............................        22.73%         5.71%       12.42%       12.33%        5.74%      13.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $302,604      $251,018     $258,080     $234,700     $222,002     $73,815
Average net assets (000)......................     $283,595      $260,774     $265,380     $222,948     $174,316     $58,455
Ratios to average net assets:
   Expenses, including distribution fees......         1.35%(c)      1.38%        1.39%        1.45%        1.51%       1.55%
   Expenses, excluding distribution fees......         1.10%(c)      1.13%        1.14%        1.20%        1.26%       1.30%
   Net investment income (loss)...............         (.65)%(c)     (.14)%        .01%        (.04)%        .10%       (.29)%
For Class A, B, C and Z shares:
Portfolio turnover rate.......................           34%           61%          64%          52%          50%         49%

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                             PRUDENTIAL WORLD FUND, INC.
Financial Highlights (Unaudited)             GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                                    Class B
                                                  ---------------------------------------------------------------------------
                                                  Six Months
                                                    Ended                           Year Ended October 31,
                                                  April 30,      ------------------------------------------------------------
                                                     1999        1998(a)        1997         1996       1995(a)      1994(a)
                                                  ----------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $  15.26      $  16.42     $  15.96     $  15.03     $  14.53     $  12.94
                                                  ----------     --------     --------     --------     --------     --------
Income from investment operations
Net investment loss...........................         (.15)         (.13)        (.12)        (.08)        (.11)        (.13)
Net realized and unrealized gain on investment
   and foreign currency transactions..........         3.46           .78         1.88         1.74          .80         1.72
                                                  ----------     --------     --------     --------     --------     --------
   Total from investment operations...........         3.31           .65         1.76         1.66          .69         1.59
                                                  ----------     --------     --------     --------     --------     --------
Less distributions
Distributions in excess of net investment
   income.....................................         (.02)         (.01)        (.05)       --           --           --
Distributions from net realized capital
   gains......................................         (.60)        (1.80)       (1.25)        (.73)        (.19)       --
                                                  ----------     --------     --------     --------     --------     --------
   Total distributions........................         (.62)        (1.81)       (1.30)        (.73)        (.19)       --
                                                  ----------     --------     --------     --------     --------     --------
Net asset value, end of period................     $  17.95      $  15.26     $  16.42     $  15.96     $  15.03     $  14.53
                                                  ----------     --------     --------     --------     --------     --------
                                                  ----------     --------     --------     --------     --------     --------
TOTAL RETURN(b):..............................        22.30%         4.95%       11.70%       11.57%        4.98%       12.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $300,855      $274,248     $335,007     $326,978     $268,498     $410,520
Average net assets (000)......................     $294,895      $312,569     $350,518     $294,230     $287,656     $345,771
Ratios to average net assets:
   Expenses, including distribution fees......         2.03%(c)      2.06%        2.07%        2.12%        2.19%        2.24%
   Expenses, excluding distribution fees......         1.10%(c)      1.13%        1.14%        1.20%        1.27%        1.30%
   Net investment loss........................        (1.33)%(c)     (.82)%       (.68)%       (.67)%       (.84)%       (.97)%

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                                PRUDENTIAL WORLD FUND, INC.
Financial Highlights (Unaudited)                GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                                   Class C
                                                  --------------------------------------------------------------------------
                                                                                                                  August 1,
                                                  Six Months                                                       1994(c)
                                                    Ended                  Year Ended October 31,                  Through
                                                  April 30,      -------------------------------------------     October 31,
                                                     1999        1998(a)      1997        1996       1995(a)        1994
                                                  ----------     -------     -------     -------     -------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $  15.25      $ 16.41     $ 15.96     $ 15.03     $14.53        $ 14.03
                                                  ----------     -------     -------     -------     -------         -----
Income from investment operations
Net investment loss...........................         (.16)        (.14)       (.11)       (.05)      (.11 )         (.03)
Net realized and unrealized gain on investment
   and foreign currency transactions..........         3.47          .78        1.86        1.71        .80            .53
                                                  ----------     -------     -------     -------     -------         -----
   Total from investment operations...........         3.31          .64        1.75        1.66        .69            .50
                                                  ----------     -------     -------     -------     -------         -----
Less distributions
Distributions in excess of net investment
   income.....................................         (.01)       (d)          (.05)      --          --           --
Distributions from net realized capital
   gains......................................         (.60)       (1.80)      (1.25)       (.73)      (.19 )       --
                                                  ----------     -------     -------     -------     -------         -----
   Total distributions........................         (.61)       (1.80)      (1.30)       (.73)      (.19 )       --
                                                  ----------     -------     -------     -------     -------         -----
Net asset value, end of period................     $  17.95      $ 15.25     $ 16.41     $ 15.96     $15.03        $ 14.53
                                                  ----------     -------     -------     -------     -------         -----
                                                  ----------     -------     -------     -------     -------         -----
TOTAL RETURN(b):..............................        22.31%        4.90%      11.63%      11.57%      4.98 %         3.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $ 11,330      $10,698     $10,244     $ 7,693     $3,733        $ 1,205
Average net assets (000)......................     $ 11,328      $10,286     $ 9,093     $ 5,516     $2,284        $   630
Ratios to average net assets:
   Expenses, including distribution fees......         2.10%(e)     2.13%       2.14%       2.20%      2.25 %         2.63%(e)
   Expenses, excluding distribution fees......         1.10%(e)     1.13%       1.14%       1.20%      1.25 %         1.63%(e)
   Net investment loss........................        (1.40)%(e)    (.90)%      (.75)%      (.72)%     (.76 )%       (1.21)%(e)

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class C shares.
(d) Distribution in excess of net investment income was $.001.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                             PRUDENTIAL WORLD FUND, INC.
Financial Highlights (Unaudited)             GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                       Class Z
                                                  --------------------------------------------------
                                                                                          March 1,
                                                  Six Months     Year Ended October        1996(c)
                                                    Ended                31,               Through
                                                  April 30,      -------------------     October 31,
                                                     1999        1998(a)      1997          1996
                                                  ----------     -------     -------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $  16.23      $ 17.35     $ 16.65       $ 15.42
                                                  ----------     -------     -------     -----------
Income from investment operations
Net investment income (loss)..................         (.03)         .02         .04           .06
Net realized and unrealized gain on investment
   and foreign currency transactions..........         3.62          .82        1.96          1.18
                                                  ----------     -------     -------     -----------
   Total from investment operations...........         3.59          .84        2.00          1.24
                                                  ----------     -------     -------     -----------
Less distributions
Distributions in excess of net investment
   income.....................................         (.18)        (.16)       (.05)       --
Distributions from net realized capital
   gains......................................         (.60)       (1.80)      (1.25)         (.01)
                                                  ----------     -------     -------     -----------
   Total distributions........................         (.78)       (1.96)      (1.30)         (.01)
                                                  ----------     -------     -------     -----------
Net asset value, end of period................     $  19.04      $ 16.23     $ 17.35       $ 16.65
                                                  ----------     -------     -------     -----------
                                                  ----------     -------     -------     -----------
TOTAL RETURN(b):..............................        22.86%        5.97%      12.72%         8.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $ 42,651      $36,338     $44,412       $40,416
Average net assets (000)......................     $ 40,369      $41,799     $46,545       $26,452
Ratios to average net assets:
   Expenses, including distribution fees......         1.10%(d)     1.13%       1.14%         1.20%(d)
   Expenses, excluding distribution fees......         1.10%(d)     1.13%       1.14%         1.20%(d)
   Net investment income (loss)...............         (.40)%(d)     .12%        .27%          .55%(d)

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative.
Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate.
And risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction--there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses

A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But, sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com


Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report, and are subject to change thereafter.

The accompanying financial statements as of April 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds                BULK RATE
Gateway Center Three                  U.S. POSTAGE
100 Mulberry Street                       PAID
Newark, NJ  07102-4077                 Permit 6807
(800) 225-1852                         New York, NY

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